UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2007

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1740 Technology Drive, Suite 450

San Jose, CA 95110

(408) 570-9700

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Compliance with Nasdaq Marketplace Rules

On October 16, 2007, Selectica, Inc. (the “Company”) issued a press release announcing that it has been formally notified by the Nasdaq Listing and Hearing Review Council, by letter dated October 15, 2007, that the Company has demonstrated compliance with all Marketplace Rules and that the Company’s securities will continue to be listed on The Nasdaq Global Market.

A copy of the Company’s press release, dated October 16, 2007, is attached hereto as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
Exhibit 99.1	Press Release of Selectica, Inc., dated October 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.

DATE: October 16, 2007	By:	/s/ Bill Roeschlein
Bill Roeschlein
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Press Release of Selectica, Inc., dated October 16, 2007.